Exhibit 99.1

 A new generation of multi-functional cancer immunotherapies  October 2019Products, Clinical Indications and Scientific Overview

 Forward-Looking Statements  2  This presentation contains forward-looking statements about PDS Biotechnology Corporation (“PDSB”), and its businesses, business prospects, strategies and plans, including but not limited to statements regarding anticipated preclinical and clinical drug development activities and timelines and market opportunities. All statements other than statements of historical facts included in this presentation are forward-looking statements. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those anticipated.Factors that may cause actual results to differ materially from such forward-looking statements include those identified under the caption “Risk Factors” in the documents filed with the Securities and Exchange Commission from time to time, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable law or regulation, PDS undertakes no obligation to update the forward-looking statements included in this presentation to reflect subsequent events or circumstances.

 3  Table of Contents  Introduction to the Versamune® -based immunotherapies Slide 3Versamune® Products: Clinical and commercialization strategy Slide 8PDS0101 product: Clinical trials, markets, immunology & efficacy Slide 10Versamune® oncology pipeline – preclinical stage Slide 18PDS0102 for prostate cancer – overview, preliminary data Slide 19PDS0103 for MUC-1 cancers – overview, preliminary data Slide 23PDS0104 for melanoma - overview, preliminary data Slide 25Versamune® mechanism of action studies Slide 27Summary of mechanism Slide 53Intellectual property Slide 55Conclusions Slide 56

# Versamune® Overcomes key Limitations of Immunotherapy

**Limitations of T-Cell Activators**

- Cancer vaccines have been unsuccessful in generating strong *in-vivo* killer (CD8+) T-cells necessary for therapeutic benefit
- Adjuvant technologies have been unsuccessful in facilitating antigen* processing and presentation to CD8+ T-cells therefore resulting in sub-optimal therapeutic benefit

**Solutions Provided by Versamune®**

- The first truly multi-functional immunotherapeutic platform
- Engineered to promote efficient antigen uptake, processing and presentation to killer and helper T-cells
- Superior levels of *in-vivo* tumor-specific killer T-cell induction
- Superior *in-vivo* induction of high quality/poly-functional T-cells
- Demonstrated ability to break tumor immune tolerance
- Superior safety and anti-tumor responses

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Antigen – The unique protein associated with the cancer that is not expressed by normal healthy cells and which is recognized by the immune system

4

 5  Introduction to the Versamune® Platform Technology  The proprietary Versamune® platform technology is based on structure-specific positively charged (cationic) and immune activating lipids that form spherical liposomal nanoparticles in aqueous media and are sized to mimic viruses  Water-soluble & positively charged head-groupcoats the particle surface  Water-insolubleFatty acids/hydrocarbon chains

 Multi-Functional Versamune® Platform Overcomes key Limitations of Immunotherapy  6  Engineered to promote in-vivo induction of tumor-recognizing and attacking killer (CD8+) T-cells*  Trains killer T-cells to recognize & attack cancer  Activates powerful T-cells to attack cancer cells  Makes tumors more susceptible to T-cell attack  Positively charged nano-particles engineered to access critical MHC Class I pathway  Activates stimulation of type I interferon (IFN) genes within lymph nodes  Significantly increases ratio of killer T-cells to immune-suppressive regulatory T-cells  Induces memory immune response  Body generates tumor-attacking T-cells for extended period after treatment  Potent poly-functional T-cells  De-camouflaged tumor  Robust / lasting effect  1  2  3  4  *Mechanism of Action: Journal of Immunology, Vol. 202, Issue 1215 June 2019

 Unique Versamune®-Based Immunotherapies Present Advantages in Efficacy, Manufacturing, and Administration  7  Vials  Versamune® Formulations By Electron Microscopy  Vial of Versamune®  Vial of Tumor antigens        Versamune®  Proprietary tumor antigens                  Mixed Bedside

# Versamune® Immunotherapies: Clinical Development Strategy

## The immunotherapies are being developed as combination therapies to exploit the demonstrated synergies between the Versamune® technology and checkpoint inhibitors

- Checkpoint inhibitors have shown confirmed clinical efficacy and have demonstrated clinical benefit in late stage cancer.
  - Checkpoint inhibitors work by blocking one of the cancer's key immunological defense mechanisms, and are reported to **only work in patients whose immune systems are already generating tumor attacking CD8 killer T-cells pre-treatment**
- Using various tumor-specific proteins (antigens), Versamune® has demonstrated the ability **to generate large numbers of CD8 killer T-cells** that effectively recognize and kill the antigen-expressing cancer cells in preclinical and **in human clinical studies**
- ***By combining the Versamune®-based immunotherapies with checkpoint inhibitors and other standard of care modalities, PDS plans to generate a new generation of effective treatments for advanced cancer***

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*L. V. Wood et al et al, Oncoimmunology, 2016, Vol. 5 (8)
**S. Gandhapudi et al, Journal of Immunology, 2019 (202), 1215

8

# Synergy of Versamune® + Tumor Antigen and Checkpoint Inhibitor: Demonstrated in Aggressive & Difficult-to Treat B16 Melanoma Model

**Versamune® + TRP2 (PDS0104) injection demonstrates strong synergy in combination with a checkpoint inhibitor in B16 melanoma – Provides significantly prolonged survival over checkpoint inhibitor therapy****


Versamune® induces TRP2-specific CD4+ (helper) and CD8+ (killer) T-cells & infiltration into the B16 tumor 7 days after a subcutaneous injection*
Percentage of CD4+ and CD8+ among all cells in the tumor mass
1.2
0.8
0.4
0
75nmol TRP2
75nmol TRP2 + Versamune


Untreated
Anti PD-1 checkpoint inhibitor (CPI)
Versamune® + TRP2 Antigen
CPI + Versamune® + TRP2
Tumor volume (mm³)
4000
3500
3000
2500
2000
1500
1000
500
0
Treatment started
Days Post Tumor Implant
0
5
10
15
20
**
**
No survivors by Day 18
CPI-treated ineffective due to absence of tumor infiltrating T-cells

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Next Generation Immunotherapies

*Vasievich et al, Molecular Pharmaceutics 2012, 6, 9(2) 261-8
**S. Gandhapudi et al, Journal of Immunology, 2019 (202), 1215

9

# PDS0101
# Immunotherapy for Advanced HPV-Associated Cancers

- PDS0101 is based on two key components:

  1. Proprietary mixture of six HPV16 E6 and E7 multi-epitope peptides designed to address over 90% of the population. HPV16 causes the vast majority of the HPV associated cancers. In a human clinical trial the PDS has demonstrated that the proprietary antigens are effectively recognized by the immune systems of HPV-infected patients. Treatment led to strong HPV-specific killer T-cell responses and clinical benefit.

  2. The proprietary Versamune® platform technology which has demonstrated exceptional ability to train the killer (CD8+) T-cells of the immune system to recognize the specific tumor antigens included in the formulation, and to arm the T-cells with potent ability to specifically attack and kill the cancer cells expressing the tumor antigen**

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Next Generation Immunotherapies

*L. V. Wood et al et al, Oncoimmunology, 2016, Vol. 5 (8)
**S. Gandhapudi et al, Journal of Immunology, 2019 (202), 1215

10

# PDS0101 Phase 2 Combination Trials with Leaders in Immuno-Oncology

## All clinical trials to be initiated in Q1 2020
## Interim data expected within 18 months of start

| PDS Product | Indication | Partner | Added Combination Product | Study Size |
|---|---|---|---|---|
| PDS0101 (HPV-Cancer) | Head & neck cancer<br>First line treatment<br>Recurrent/metastatic | MERCK | KEYTRUDA®<br>FDA-approved | 96 subjects<br>20 US sites |
| | Advanced HPV cancers | NIH National Cancer Institute<br>Confidential Large Pharma | Two Novel Immunotherapies<br>(Superior results in phase 1 studies) | 30 subjects<br>1 US site (NCI) |
| | Cervical cancer<br>Stage IIb-IVa | To be announced | Chemo-radiotherapy<br>(Standard of care) | 33 subjects<br>1 US site |

* These clinical studies are expected to be initiated with current funding

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Next Generation Immunotherapies
11

# HPV-Associated Cancer Annual Incidences – United States*

**HPV experts project that current HPV preventive vaccines will have little impact on HPV-related cancer incidences over next twenty-plus years****



Female
Vagina 846 3%
Vulva 3,934 16%
Oropharynx 3,412 14%
Anus* 4,333 18%
Cervix 11,866 49%
100% = 24,391
Male
Penis 1,269 7%
Anus* 2,197 12%
Oropharynx 14,814 81%
100% = 18,280

- **Annual Incidence**
  - ~43,000 HPV-associated cancers
  - *Trial: PDS0101 + 2 immunotherapies*
- **Cervical cancer**
  - Most common HPV-cancer in women
  - Incidence steady
  - *Trial: PDS0101 + Chemoradiotherapy (SOC)*
- **Oropharyngeal (head & neck) cancers**
  - Most common HPV-cancer in men
  - Incidence increasing
  - *Trial: PDS0101 + Keytruda (SOC)*

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Next Generation Immunotherapies

* CDC Data Brief, August 2018 – based on data collected 2011-2015
** 2016 Report by Dr. Laurie Markowitz, Epidemiologist, U.S. Centers for Disease Control and Prevention

12

 13  PDS0101 Proprietary formulation: Mixture of Peptide Micelles with Versamune® Promotes Superior CD8+ T-Cell Response  Comparison of Micellar vs. Traditional Encapsulation Methods - IFN-γ ELISPOT Shows Superior Potency of the PDS Micellar Approach*  DOPC and DOTMA (Lipids covered under Versamune®-class) formulated using a weakly immunogenic HPV antigen: CD8+ T-cell response of DOTMA and DOEPC vastly superior to the clinical-stage adjuvant Montanide (ISA Pharma – HPV competitor) The micellar peptides without Versamune® generate a very weak CD8+ T-cell response even less than seen with Montanide      IFN-γ Spots per 106 Splenocytes  *Patent covers compositions of micellar antigens and cationic lipidsUS patent prosecution on-going; Patents issued in EU and JP

 Versamune®: Superior Antigen Processing & Presentation Promotes Superior Quantity & Quality Tumor-Attacking Killer T-Cells In-Vivo  14           500  1,000  1,500  2,000  PDS0101* Cytokine/E7* Electroporation# Live Vector Vaccine##  # of HPV-Recognizing T-CellsIFN-γ Spot Forming Cells/1X106 Spleen cells   Versamune® (R-DOTAP) induces approx. 10-fold higher number of potent/polyfunctional T-cells vs. competition  *J. Immunology, 2019 (202), 1215Studies in TC-1 tumor model with other immunotherapies reported in: #Vaccine 2009, January 14, 27 (3): 431;##Journal for Immunotherapy of Cancer, 2013 (1) 15   Polyfunctional/mostpotent killer T-cells    (4-Adjuvant Combination)  (Positive Control)    40.78%    18.9%      16.55%  40.5%

 PDS0101: Promotes Superior Ability to Eliminate HPV-Positive TC-1 Tumors & Generates Sustained (Memory) T-Cell Response  15  In vivo induction of superior quantity & quality of tumor-specific CD4+ and CD8+ T-cells result in complete regression & effective T-cell memory after a single dose*    *J. Immunology, 2019 (202), 1215**Studies in TC-1 tumor model with other immunotherapies reported in: Vaccine 2009, January 14, 27 (3): 431; Science Translational Medicine 2016, 13 April, Vol 8 Issue 334; Vaccine 2009, August 3, 27 (33): 5706  Single treatment dose                50  55  60  80    Inject TC-1 Tumor Cells  Top competitors such as live vectorsTLR agonist adjuvants, electroporationonly slow down TC-1 tumor growth (delay death)**

# HUMAN CLINICAL RESULTS: Phase 1/2a Dose Escalating Study Shows Potent HPV16 CD8+ T-Cell Induction by Granzyme-b ELISPOT

**Over 20-Fold Increase in HPV-Specific CD8+ T-Cell Responses Versus Pre-Treatment Levels at Recommended Clinical Doses**



10mg
Killer T-Cells (CD8+)
18x
Total T-Cells
26x
3mg
21x
24x
1mg
3x
14x
Dosage
0
5
10
15
20
25
Days

**Clinical Study Design**

- Open-label study
- Cervical Intraepithelial Neoplasia (CIN) & high-risk HPV infection
- 3 cohorts, each 3-6 subjects
- Evaluated safety, tolerability & T-cell immunogenicity

**Unlike PDS0101, no T-cell activating technology or immunotherapy has demonstrated the ability to induce *in-vivo* in humans, quantifiable amounts of granzyme-b inducing antigen-specific CD8+ T-cells in circulating blood**

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16

# PDS0101: Phase 1 Follow-up Data Supports Observed Strong Killer T-Cell Induction Causing Clearance of CIN Lesions in 60% of Evaluable Patients

- PDS0101 was immunologically active at all three doses resulting in 5 to 73-fold increase in circulating HPV disease-attacking T-cells in 10/12 subjects
- Clearance of the CIN (lesion regression) was observed in 60% of evaluable patients across the three tested doses, as early as 1-3 months after treatment in some patients

| Dose Cohort | Evaluable Patients* | Clearance of Lesions 12 Months Post Treatment** | |
|---|---|---|---|
| | N = | N = | % of Evaluable |
| 1mg | 3 of 3 | 2 | 67% |
| 3mg | 2 of 3 | 1 | 50% |
| 10mg | 5 of 6 | 3 | 60% |
| Total | 10 | 6 | 60% |

*Two of twelve patients were not evaluable: one patient, who demonstrated a strong immune response, was lost to follow up and another received LEEP excision therapy (standard of care)

**Two of ten evaluable patients who had clearance of CIN by cytology were not considered as clinical responders: one patient regressed from CIN to atypical squamous cells of undetermined significance (ASCUS) with detectable virus, and the other showed consistent disease elimination by cytology, but showed residual disease by colposcopy

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17

 Developing Broad Product Pipeline with Leaders in I-O  18  Product  Indication  Partner  Combination  Status  PDS0102(TARP)  Prostate and breast cancers    Checkpoint Inhibitor  Preclinical studies ongoing  PDS0103(MUC-1)  Ovarian, colorectal, lung, breast cancers  TBD  Checkpoint Inhibitor  Preclinical studies ongoing  PDS0104(Melanoma)  Melanoma  TBD  Checkpoint Inhibitor  Preclinical studies ongoing

# PDS0102
# Immunotherapy for Prostate Cancer

- PDS0102 is based on two key components:

  1. The novel and proprietary TARP protein, a tumor antigen identified by the National Cancer Institute (NCI) that is expressed in about 90% of prostate cancers at all stages of the disease. In a human clinical trial the NCI demonstrated that the antigen was effectively recognized by the immune system in prostate cancer patients with PSA biochemical recurrence leading to a reduction in tumor growth rate*

  2. The proprietary Versamune® platform technology which has demonstrated exceptional ability to train the killer (CD8+) T-cells of the immune system to recognize the specific tumor antigens included in the formulation, and to arm the T-cells with potent ability to specifically attack and kill the cancer cells expressing the tumor antigen**

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Next Generation Immunotherapies

*L. V. Wood et al et al, Oncoimmunology, 2016, Vol. 5 (8)
**S. Gandhapudi et al, Journal of Immunology, 2019 (202), 1215

19

 20  Clinical Development of PDS0102:   PDS Biotechnology has signed a collaborative research and development agreement (CRADA 03039) with the National Cancer Institute to co-develop PDS0102 (NCI-patented TARP cancer antigen with R-DOTAP):Checkpoint inhibitors have shown confirmed clinical activity and have demonstrated strong potential in on-going prostate cancer trials.In on going preclinical studies R-DOTAP, has demonstrated the ability to significantly enhance the immune system’s ability to generate TARP-recognizing killer T-cellsProstate cancer patients treated with a TARP-based immunotherapy (no R-DOTAP) showed generation of TARP recognizing T-cells and reduction in tumor growth rate*  *L. V. Wood et al et al, Oncoimmunology, 2016, Vol. 5 (8)

# PDS0102: R-DOTAP May Provide Superior *In-Vivo* Ability to Generate Significantly Enhanced Anti-TARP Killer T-Cell Response*

## PRE-CLINICAL OPTIMIZATION STUDIES:
## TARP-Specific T-cell Induction after 2 injections of R-DOTAP + TARP (1-20)



IFN-γ ELISPOT Study
Number of TARP-Specific T-cells (Interferon-γ spot forming cells per million splenocytes)
1000
900
800
700
600
500
400
300
200
100
0
CFA + TARP (1-20)
R-DOTAP + TARP (1-20)
Range of observed T-cell responses With Versamune® + TARP(1-20)
100 spots/million cells Strong T-cell response level

*CFA – Complete Freund's Adjuvant a highly potent immune activator not used in humans due to potentially lethal toxicity*

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*Ongoing preclinical development at PDS Biotechnology
21

 22  Formulation Optimization  GMP ManufacturingPeptide, R-DOTAP  First Patient DosedQ4 2020/Q1 2021  Late Q1, 2020  Q3, 2020  Planned PDS0102 Clinical Development Timeline*  *Assumes additional funding to support development.

# PDS0103
# Immunotherapy for Breast, Colon, Lung & Ovarian Cancers

- PDS0103 is based on two key components:

  1. The novel and proprietary peptide agonist epitopes of the MUC-1 oncoprotein, developed and patented by the National Cancer Institute (NCI). The novel analogs provide significantly higher immunogenicity and also induce significantly higher avidity T-cells compared to native MUC-1. These antigens have been licensed by PDS from the NCI for the four indications above.*

  2. The proprietary Versamune® platform technology which has demonstrated exceptional ability to train the killer (CD8+) T-cells of the immune system to recognize the specific tumor antigens included in the formulation, and to arm the T-cells with potent ability to specifically attack and kill the cancer cells expressing the tumor antigen**

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Next Generation Immunotherapies

*Jochems et al, 2014 Cancer Immunol Immunother 63, 161 -174
**S. Gandhapudi et al, Journal of Immunology, 2019 (202), 1215

23

# PDS0103: R-DOTAP May Provide Superior *In-Vivo* Ability to Generate Significantly Enhanced Anti-MUC1 Killer T-Cell Response*

**Mice receiving R-DOTAP+MUC1 showed strong responses to both V1A and V2A antigens. The potent combination adjuvant IFA-Cyt generated an equivalent quantity of T-cells only to V2A. However, R-DOTAP+MUC1 also generated > 2X poly-functional (higher quality) CD8+ T-cells compared to both IFA-Cyt and Montanide (data not shown)**



IFN-γ Spot forming cells /2.5x10^5 spleen cells
1024
256
64
16
4
1
0.25
**
V1A
V2A
C1A
C2A

● R-DOTAP + MUC1 Antigens (V1A, V2A, C1A, C2A)
■ Sucrose + MUC1 Antigens (V1A, V2A, C1A, C2A)



V1A-Specific T-Cells
V2A-Specific T-Cells
**
1024
256
64
16
4
1
0.25
R-DOTAP
Montanide
IFA-Cyt
Sucrose
R-DOTAP
Montanide
IFA-Cyt
Sucrose

Montanide – LTR agonist emulsion clinical-stage adjuvant
IFA-Cyt – Multi-adjuvant emulsion: Incomplete Freund's adjuvant + IL12 + GM-CSF + HBV helper peptide

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Next Generation Immunotherapies

*Ongoing preclinical development at PDS Biotechnology
**P < 0.05

24

# PDS0104
# Immunotherapy for Melanoma

- PDS0104 is based on two key components:

  1. Well established melanoma antigens including TRP-2 modified according to PDS' patented micellar approach. Excellent ability to break immune tolerance in the highly immunosuppressive B16 tumor model has been demonstrated.* Excellent synergy with checkpoint inhibitors has also been demonstrated in on-going preclinical development studies.**

  2. The proprietary Versamune® platform technology which has demonstrated exceptional ability to train the killer (CD8+) T-cells of the immune system to recognize the specific tumor antigens included in the formulation, and to arm the T-cells with potent ability to specifically attack and kill the cancer cells expressing the tumor antigen**

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Next Generation Immunotherapies

*Vasievich et al, Molecular Pharmaceutics 2012, 6, 9(2) 261-8
**S. Gandhapudi et al, Journal of Immunology, 2019 (202), 1215

25

 26  Pre-clinical Metastatic melanoma (Lung metastases): Single injection of Versamune® + melanoma-specific antigen leads to potent T-cell attack against tumors  PDS0104: Potent TRP2-Specific CD8+ T-Cells Break Immune Tolerance in Difficult-To-Treat B16 Melanoma  Percentage of CD4+ and CD8+ among all cells in the tumor mass     75nmol TRP2+ Versamune  75nmol TRP2  Versamune® induces TRP2-specificCD4+ (helper) and CD8+ (killer) T-cells& infiltration into the B16 tumor 7 daysafter a subcutaneous injection*

 Versamune® Mechanisms of Action  27

# R-DOTAP+ Antigens*: Addressing Limitations of Immuno-Oncology

**1. SUPERIOR *IN-VIVO* TRAINING OF THE BODY'S SOLDIERS (KILLER T-CELLS) TO RECOGNIZE THE ENEMY (TUMOR CELLS)**


Versamune® facilitates processing of the cancer protein by the immune system
Versamune® design & size promotes high uptake of the immunotherapy by dendritic cells of the immune system
Versamune® promotes presentation of processed protein to killer T-cells
Activated immune cells migrate to lymph nodes to present protein to T-cells (training of T-cells occurs)

**Injection Site**
**Initiation of the immunological events**

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*The antigen is a protein that can be recognized by the immune system, and that is uniquely associated with or overexpressed by the particular cancer of interest. TARP is associated with prostate and breast cancers.

28

 29    R-DOTAP nanoparticles S-DOTAP nanoparticles  The POTENCY of Versamune®: SubQ injection Initiates a Powerful & Targeted Cascade of Critical Immunological Events  First ever demonstration of effect of lipid enantiomeric specificity on immune activation is shown in the histology of the injection site*   SC injection of the active enantiomer (R-DOTAP) results in activation of type I interferons and induces monocyte infiltration to injection site  SC injection of the weakly biologically active enantiomer (S-DOTAP) results in low infiltration of monocytes to the injection site  *Compositions of R-DOTAP to induce immune responses covered by US patent # 9,789,129. Also patented in EU, JP, AUS, TW, CA, RU, IN, IL

 The Targeting SPECIFICITY of Versamune®: Designed to be Taken up Predominantly by Dendritic Cells  30  Dendritic cells (DC) or epithelial cell line (TC1) incubated with DQ-OVA (fluoresces UPON UPTAKE & PROCESSING) alone or with VARYING DOSES OF R-DOTAP Plot shows the fluorescent intensity – R-DOTAP promotes uptake of antigens almost exclusively by the dendritic cells, the primary antigen presenting cells of the immune system

# THE TARGETING SPECIFICITY OF VERSAMUNE®: Designed to be Taken up Predominantly by Dendritic Cells

## SUBCUTANEOUS INJECTION OF MICE WITH VERSAMUNE® + HPV LEADS TO HIGH UPTAKE BY DENDRITIC CELLS (DC) & SUBSEQUENT ACTIVATION AND MIGRATION TO LYMPH NODES*



DOTAP/E7 4h
no treatment
A
B
C
D
E
F
CD11c
CD86
CD8
NBD
1.9
0.5
4.8
1.7
0.7
2.7
0.1
0.0
0.3
0.3
2.1
0.3
0.2
2.2
0.1
0.1

Mice were injected with Versamune®/HPV containing fluorescent NBD-labelled DOTAP. Draining lymph node cells were analyzed by flow cytometry. The number of mature dendritic cells ($CD11c^+$) cells increased more than 2.5-fold at 4 hours (A and B). NBD-positive cells demonstrated high levels of CD86 (C and D) indicating that SC injection of Versamune® induced DC activation. Other cell types showed no NBD uptake (E and F) demonstrating that **Versamune® is mainly taken up by DC (~80%) and induces migration of activated DC to the draining lymph node, resulting in effective DC-T cell interactions and superior priming of T-cells.**

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*Cancer Immunol Immunother 2008, 57 (4) 517-30

31

 32  Versamune® Promotes Superior Antigen Processing and Presentation  R-DOTAP induced protein uptake and processing(green fluorescence)  R-DOTAP induced peptide accumulation in endosome(red fluorescence)  R-DOTAP+DQ-OVA    DQ-OVA    Confocal microscopy: Incubation of fluorescent DQ-OVA with human THP1 monocytes with R-DOTAP shows dramatic uptake, processing and endosomal accumulation in presence of R-DOTAP – Facilitates entry into cytoplasm and cross-presentation to CD8+ T-cells

 33  Versamune® Overcomes Limitations of Adjuvants to Promote Antigen Processing and Endosome Accumulation  Flow Cytometry: Incubation of fluorescent DQ-OVA (OVA) with mouse bone marrow derived dendritic cells with R-DOTAP or the TLR-agonist LPS shows enhanced uptake, processing and endosomal accumulation over OVA only with R-DOTAP (Upper right quadrant)

# SUPERIOR ANTIGEN PRESENTATION BY VERSAMUNE®: Promotes *In-Vivo* Antigen Presentation Via MHC Class I (CD8) & Class II (CD4)

## Effective antigen processing and endosomal entry results in robust *in-vivo* T-cell responses



CD4 T cells
CD8 T cells
OVA Alone
OVA + R-DOTAP
High levels of antigen-specific CD4+/helper T-cells
High levels of antigen-specific CD8+/killer T-cells
Counts
CFSE
0
$10^1$
$10^2$
$10^3$
$10^4$

Adoptive transfer mice were produced using CFSE labeled DO11.10 T cells (TCR transgenic, class II restricted, OVA specific) or OT1 T cells (TCR transgenic, class I restricted, OVA specific). Mice were immunized 24h later subcutaneously with 0.25 µg (OT1) or 1µg (DO11.10) whole OVA alone or mixed with 4mM R-DOTAP immediately prior to injection. Draining LN cells were analyzed 3 days later by flow cytometry measuring CFSE fluorescence on gated TCR transgenic T cells. Histograms are representative of three to four mice per group. **CFSE bright cells (far right peak) represent undivided cells. Each cell division (proliferation) results in a 50% reduction of CFSE intensity and a left-ward shift of the peaks**

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# Versamune®: Overcoming the Limitations of Immuno-Oncology

## SUMMARY/ADVANTAGE: POTENT IN-VIVO ANTIGEN PROCESSING AND EFFICIENT PRIMING OF ANTIGEN-SPECIFIC CD4+ AND CD8+ T-CELLS

***Confirmed mechanistic property of Versamune® – Efficient antigen cross presentation overcomes key limitations of competing approaches***

- **Efficient uptake by dendritic cells at site of injection and migration to lymph nodes leads to very low systemic bioavailability (~5%) and promotes most effective T-cell interactions and immune responses**
- **Efficient dendritic cell uptake and ability to process and present proteins and peptides into the class I pathway overcomes limitations of live vectors (DNA/RNA), electroporation, TLR-agonist adjuvants etc.**
- **Ability to promote antigen processing and endosomal entry overcomes limitations of current adjuvant-based cancer vaccines**

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35

# R-DOTAP + Antigens: Addressing Limitations of Immuno-Oncology

**2. SUPERIOR ACTIVATION AND EXPANSION/PROLIFERATION OF THE PRIMED ANTIGEN-SPECIFIC HELPER (CD4) AND KILLER (CD8) T-CELLS**


Versamune® activates the Type I interferon (IFN I) pathway
Activation of Type I IFN induces critical cytokines & chemokines
Cytokines and chemokines provide killer T-cell activation & expansion
Trained and armed T-cells invade tumors

**Lymph Nodes**

**Localized immune activation and expansion**

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36

 37    Versamune® Upregulates Type I Interferon Genes for Effective CD8+ T-Cell Induction & Activation  Activated dendritic cells from the lymph nodes after a single injection of R-DOTAP were analyzed for gene expression. The study identified expression of Interferon–alpha 1 (IFNα1) and interferon-beta 1 (IFBβ1) as well as a pattern of cytokines and chemokines characteristic of a type I IFN response including the chemokine CxCl10 known to be critical for activation of killer T-cells.   Abbreviated from S. Gandhapudi et al, Journal of Immunology, 2019 (202), 1215  CxCl10  IFNα1  IFNβ1  Expression relative to PBS treatment  0 5 10  Relative expression of key genes in the lymph nodes after injection of R-DOTAP known to highly important in the ability of the immune system to generate CD8 T-cells

 38    Versamune® Induces Superior Levels of Antigen Specific CD8+ T-Cells Primarily Via Type I Interferon Induction  Versamune® uniquely activates a specific immunological pathway that promotes effective CD8 T-cell induction  Evaluation of HPV-specific CD8+ T-cell response  (Wild Type mice) (Type I IFN deficient mice)       *  *  CFA: Compete Freund’s Adjuvant** Statistically significant difference from Versamune® in WT mice P<0.05

 39    Specificity of the Versamune® Effect: Type I Interferons are Upregulated Via Activation of the Myd88 Pathway  R-DOTAP mediates its CTL-inducing effects by activating type I IFN in a Myd88-dependent manner. The T-cell responses were eliminated only in Myd88 or IFNAR (Type 1 IFN) knockout mice, but not in wild type mice (WT), STING or TRIF knockout mice

 40    Mechanism of Immune Activation: Versamune® Induces Activation and Maturation of Human Dendritic cells  The cationic lipids R-DOTAP (R-D) and S-DOTAP (S-D) and a positive control (PC) known to induce maturation of dendritic cells were incubated with human dendritic cells from donors and compared with the untreated negative controls (NC). Both R-DOTAP and S-DOTAP are seen to induce activation and maturation of dendritic cells resulting in expression of both CD83 and CD86.

# MECHANISM OF IMMUNE ACTIVATION: Versamune® Upregulates Critical “Danger Signals” in Human Cells



pg/mL
MCP-1 (donor 1067)
MCP-1 (donor 1075)
MCP-1 (donor 1130)
MIP-1α (donor 1067)
MIP-1α (donor 1075)
MCP-1 (donor 1130)
RANTES (donor 1067)
RANTES (donor 1075)
RANTES (donor 1130)
pg/mL
MMP-1 (donor 1067)
MMP-1 (donor 1075)
MMP-1 (donor 1130)
MMP-7 (donor 1067)
MMP-7 (donor 1075)
MMP-7 (donor 1130)
MMP-9 (donor 1067)
MMP-9 (donor 1075)
MMP-9 (donor 1130)

In an independent NCI study R-DOTAP showed strong induction of cytokines and chemokines as well as the upregulation of important “danger signals”. Danger signals released by cells provide signals necessary to activate the immune response.

Cytokines evaluated/induced – IL1α, IL1β, IL5, TNF-α, IL10

Chemokines evaluated/induced – IL8, CCL2 (MCP-1), CCL3, CCL4, CCL5 (Rantes)

Danger signals – MMP-1, MMP-7, MMP-9

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 42  Versamune®-activated dendritic cells migrate to the LN. Upregulation of type I interferons results in, elevated chemokine levels which persist for several days after a subcutaneous injection – LN localization promotes superior CD8+ T-cell activation & proliferation  Sustained activity of Versamune®: Prolonged & Localized Induction of Chemokines in Draining Lymph Nodes (LN)  CCL2 (MCP-1) is a chemokine that is of clinical importance in the generation of robust T-cell responses

 43  Negligible increases above baseline in systemic cytokine levels with R-DOTAP or PDS0101Localized cytokine induction in lymph nodes results in superior potency and safety  Unique mechanism of Versamune® IMMUNE ACTIVATION: Localized Immune Responses & Negligible Systemic Cytokines    CCL2

 44  Elevated T-cell levels persist in LNs for greater than 7 days after 1 subcutaneous injection  Sustained activity of Versamune®: Chemokine-Induced T-Cell Infiltration into Lymph Nodes Persists For Several Days

 Versamune®: Superior Antigen Processing & Presentation Promotes Superior Quantity & Quality Tumor-Attacking Killer T-Cells In-Vivo  45           500  1,000  1,500  2,000  PDS0101* Cytokine/E7* Electroporation# Live Vector Vaccine##  # of HPV-Recognizing T-CellsIFN-γ Spot Forming Cells/1X106 Spleen cells   Versamune® (R-DOTAP) induces approx. 10-fold higher number of potent/polyfunctional T-cells vs. competition  *J. Immunology, 2019 (202), 1215Studies in TC-1 tumor model with other immunotherapies reported in: #Vaccine 2009, January 14, 27 (3): 431;##Journal for Immunotherapy of Cancer, 2013 (1) 15   Polyfunctional/mostpotent killer T-cells    (4-Adjuvant Combination)  (Positive Control)    40.78%    18.9%      16.55%  40.5%

 46    Versamune® Upregulates CD69 on T-Cells to Sequester in Lymph Nodes for Enhanced Dendritic Cell Interaction & Superior Priming  Elevated upregulation of Type I Interferons results in CD69 induction and facilitates dendritic cell - T-cell interactions in the draining lymph nodes (R-DOTAP superior to S-DOTAP)    Wild Type miceIFN knock out mice

# R-DOTAP/HPV More Effective than S-DOTAP/E7 in Killing *In Vivo* HPV-E7 Positive Target After a Subcutaneous Injection*

## S-DOTAP/HPV killing efficacy was suppressed in the presence of a tumor. R-DOTAP/HPV killing efficacy was independent of the presence of a tumor



a
NP – HPV-negative targets (Left peaks)
E7 – HPV-positive targets (Right peaks)
Count
NP
E7
CFSE
tumor-bearing
R-DOTAP tumor-free
R-DOTAP tumor-bearing
S-DOTAP tumor-free
S-DOTAP tumor-bearing
b
% Specific Killing of HPV-Positive Cells after 20 hours
100
90
80
70
60
50
40
30
20
10
0
P > 0.05 No difference
P < 0.05 Statistically Different
P < 0.05 Statistically Different
P < 0.05 Statistically Different
P > 0.05 No difference
Tumor-bearing Untreated
Tumor-free R-DOTAP/HPV
Tumor-bearing R-DOTAP/HPV
Tumor-free S-DOTAP/HPV
Tumor-bearing S-DOTAP/HPV

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*Cancer Immunol Immunother 2011, 60 (5) 629-638

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# Versamune®: Overcoming the Limitations of Immuno-Oncology

## SUMMARY/ADVANTAGE: POTENT IN-VIVO INDUCTION OF POLYFUNCTIONAL CD8 T-CELLS

***Confirmed mechanistic property of Versamune® – Specific and localized induction of type 1 IFNs overcomes key limitations of competing approaches***

- Activation of type I interferons coupled with efficient antigen cross presentation promotes powerful poly-functional antigen-specific CD8+ T-cell responses
- Ability to generate sustained T-cell responses targeted specifically at antigens overcomes limitations of live vectors (immune response against live agents)
- Ability to specifically activate the type 1 IFN pathway overcomes limitations of live vectors and adjuvants which often induce non-specific immune activation leading to weaker anti-tumor effects
- Ability to generate localized and non-systemic immune responses overcomes limitations of cancer vaccines resulting in safer and more powerful T-cell responses

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# R-DOTAP+ Antigens: Addressing Limitations of Immuno-Oncology

**3. ABILITY TO ALTER THE TUMOR MICROENVIRONMENT TO MINIMIZE THE TUMOR'S IMMUNE SUPPRESSIVE CAPABILITY AND TO BREAK IMMUNE TOLERANCE**



The ratio of immune-suppressive Treg cells to active CD8 T-cells is drastically reduced
Potent killer and helper T-cells migrate into tumors
Altered microenvironment makes tumors more susceptible to killing by T-cells
Effective killing of tumor cells

**Tumor Site**

**Activated T-cells perform killing functions**

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# BREAKING IMMUNE TOLERANCE WITH VERSAMUNE®: R-DOTAP + HPV Antigens Significantly Alters the Tumor Microenvironment

## Significant lowering of the Treg to CD8+ T-Cell ratio causes the tumors to be much less immuno-suppressive and thus more susceptible to killing by T-cells

The % of CD8+ T-cells in the tumor that specifically recognize the HPV16 antigen. In R-DOTAP-based formulations it is almost 50% vs <5% with the cytokine GM-CSF.



**
**
**
**P<0.05
%RF9+ T cells in CD45+CD8+ TILs
80
70
60
50
40
30
20
10
0
A+R
A+R+G
A+G
A+S
N

The ratio of immune-suppressive regulatory T-cells to HPV-specific CD8+ T-cells. In R-DOTAP-based formulations only, the ratio is < 1.



**
**
**
**P<0.05
Treg/RF9+T cells ratio in CD45+ TILs
512
128
32
8
2
0.5
0.10
0.03
A+R
A+R+G
A+G
A+S
N

Legend: A – HPV16 antigen; R – R-DOTAP; G – GM-CSF adjuvant/cytokine; S – sucrose; N – Naïve/untreated
RF9 – The HPV16 amino acid sequence recognized by CD8+ T-cells, TIL – Tumor infiltrating lymphocytes/T-cells

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# POTENCY OF VERSAMUNE®: Versamune® + HPV Antigens Significantly Alters the Tumor Microenvironment

## Lowering of the Treg to CD8+ T-Cell ratio with the right phenotype of polyfunctional CD8 and CD4 T-cells promotes effective tumor lysis and regression



Naive
R-DOTAP.HPV(PDS0101)
R-DOTAP.HPV.GMCSF (PDS0101+GMCSF)
HPV.GMCSF
HPV.suc
Tumor volume (mm³)
500
400
300
200
100
0
6 8 10 12 14 16 18 20 22 24 26 28 30
Days Post Tumor Implant

- Formulations containing R-DOTAP nanoparticles (Versamune®) result in dramatically lowered Treg/CD8 T-cell ratios as well as high quantity and quality T-cells, making them much more effective in inducing an effective anti-tumor immune response and effective killing of the tumor cells, thus inducing regression of large established TC-1 tumors.
- Adjuvants including GM-CSF, Montanide, CpG, CFA are all unable to induce regression of the TC-1 tumors

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 Versamune®: Overcoming the Limitations of Immuno-Oncology  52  Confirmed mechanistic properties of Versamune® – Promoting induction of the preferred T-cell phenotype to significantly alter the tumor microenvironmentVersamune® promotes antigen-specific CD8+ T-cells versus the immuno-suppressive regulatory T-cell (Treg) phenotype A dramatic decrease in the ratio of Tregs to CD8+ T-cells within the tumor limits immune suppression and facilitates effective killing of tumor cellsOvercomes the limitations of cancer vaccines which tend to favor CD4+ T-cell responses and also upregulate the Treg population in the tumors  Summary/Advantage: Reduces tumor immune suppression

# Versamune® Summary Flow Chart: The Multi-Functional Mechanisms That Lead to Effective Anti-Tumor Response



Versamune®:
(R-enantiomer of a positively charged lipid)

**Injection Site**

- Activates the Type I Interferon (IFN) pathway
- Recruits immune cells to injection site
- Enhanced uptake of cancer-specific protein antigen by dendritic cells (DCs) of the immune system
- Activated DCs produce chemokines & cytokines

DCs and Versamune® transport protein to draining lymph nodes

**T-cell priming in lymph nodes**

- Mature and activates DCs
- Induce stimulation of Type I IFN genes
- Chemokine induced recruitment of T cells into lymph nodes
- Enhanced presentation of the antigen to CD8+ killer T-cells
- Activation and proliferation of potent multi-cytokine inducing/polyfunctional CD4+ & CD8+ T-cells

Enhanced CD4+ and CD8+ T-cell migration to tumor sites

**Tumor micro-environment**

- CD4+ & CD8+ T cells enter tumor microenvironment.
- Significantly decreased ratio of Tregs to killer-T cells
- Altered tumor microenvironment facilitates killer T-cell induced killing of the tumor cells leading to tumor regression

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# Strong Positioning of Versamune® in Immuno-Oncology by Overcoming Key Limitations

**The Promise of Versamune®**

- Design and composition facilitates uptake
- Composition allows for efficient antigen cross-presentation
- Lipid structure allows for powerful antigen-specific T-cell induction via localized activation of type 1 interferons
- Limited systemic toxicities allows for ideal combination therapy

| | T-cell Activating Technologies | Delivery Technologies | Checkpoint Inhibitors | Ex-Vivo Cell Based | PDS Biotech Versamune® |
|---|---|---|---|---|---|
| | Adjuvants, cytokines | Live viruses, bacteria, electroporation | Anti-PD1, anti-PD-L1, anti-CTLA-4 | CAR-T | |
| Train killer T-cells to recognize tumor antigen | X | ✓ | X | NA | ✓✓ |
| Activate and multiply trained killer T-cells | ✓ | ✓ | X | ✓✓✓ | ✓✓ |
| Unblock tumor's defenses | X | X | ✓✓ | X | ✓ |
| Induce memory T-cell response | ✓ | ✓ | X | X | ✓✓ |

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# PDS-Owned Intellectual Property (Versamune® -Related Products)

## IP strategy intended to provide multiple layers of technology & product protection

- Versamune® and associated patents **100% owned by PDS**
- **Five issued US patents** valid through 2034
  - Acquired PDS patent #1 covers the use of specific cationic lipids to induce an immune response
  - Issued PDS patent #2 covers compositions and use of any cationic lipid to activate MAP kinase
  - Issued PDS patent #3 covers compositions and use of R-DOTAP to induce immune response
  - Issued PDS patent #4 covers micellar antigen + cationic lipids compositions (US still ongoing)
  - Issued PDS patent #5 covers compositions of R-DOTAP with GM-CSF to reduce immune suppressive myeloid derived suppressor cells in the tumor
- **10 total patent families** – provides possible protection of products through 2038
- Patents cover compositions/formulations and methods of use

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Summary and Conclusions  56  Powerful T-cell activating immunotherapy platform  1    Versatile platform with potential to transform first-line therapy of late-stage cancers  2    Validated superior pre-clinical and clinical data supported by partnerships with both pharmaceutical companies and the NCI  3    Planned Phase 2 clinical studies in areas of high unmet need in combination with standard of care and promising clinical stage therapy  4

 A new generation of multi-functional cancer immunotherapies  October 2019Products, Clinical Indications and Scientific Overview